UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FISKER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Form, Schedule or Registration Statement No.:

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April 26, 2021
To Our Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Fisker Inc., on Tuesday, June 8, 2021 at 8:00 a.m. Pacific Time. Due to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, business partners, employees and board of directors, the Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/FSR2021. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.fiskerinc.com.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 26, 2021, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 12, 2021 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.
Sincerely,
Henrik Fisker
Chairman of the Board, President and Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 8, 2021: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

FISKER INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 26, 2021
Time and Date:	June 8, 2021 at 8:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held on Tuesday, June 8, 2021 at 8:00 a.m. Pacific Time via live webcast on the internet at www.virtualshareholdermeeting.com/FSR2021.

Items of Business:	1.
Elect the three Class I directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Fisker Inc. for the fiscal year ending December 31, 2021.

	3.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 12, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
Holders of our Class A common stock are entitled to one vote for each share held as of the above record date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above record date. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement. Our Class A common stock and Class B common stock are sometimes collectively referred to in this proxy statement as our “common stock.”

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.fiskerinc.com or, if you are a registered holder, contact our transfer agent, Continental Stock Transfer & Trust Company, through its website at www.continentalstock.com or by phone at (212) 509-4000.

By Order of the Board of Directors,

Henrik Fisker
Chairman of the Board, President and Chief Executive Officer

i

FISKER INC.
PROXY STATEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 8, 2021
April 26, 2021
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of our board of directors of Fisker Inc., or Fisker, for use at Fisker’s 2021 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Tuesday, June 8, 2021 at 8:00 a.m. Pacific Time via live webcast on the internet at www.virtualshareholdermeeting.com/FSR2021. References in this proxy statement, or Proxy Statement, to “we,” “us,” “our,” “the Company” or “Fisker” refer to Fisker Inc.
INTERNET AVAILABILITY OF PROXY MATERIALS
We will mail, on or about April 26, 2021, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 12, 2021. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2020, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:	What is Fisker?
A:
On October 29, 2020, Fisker Inc., a Delaware corporation (f/k/a Spartan Energy Acquisition Corp.) (“Spartan” or the “Company”), consummated the previously announced transaction (the “Business Combination”) pursuant to that certain Business Combination Agreement and Plan of Reorganization, dated July 10, 2020 (the “Business Combination Agreement”), by and among the Company, Spartan Merger Sub Inc., or Merger Sub, a wholly owned subsidiary of the Company, and Fisker Holdings Inc. (f/k/a Fisker Inc.) (“Legacy Fisker”).

As a result of the Business Combination and the other transactions contemplated by the Business Combination Agreement, Merger Sub merged with and into Legacy Fisker, with Legacy Fisker surviving the merger as a wholly owned subsidiary of the Company (the “Merger Transaction”).
In connection with the consummation of the Business Combination (the “Closing”), the Company changed its name from Spartan Energy Acquisition Corp. to Fisker Inc.
Q:	What is the purpose of the meeting?
A:
At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?
A:	Stockholders will be asked to vote on the following two proposals at the meeting:
1.
to elect Wendy J. Greuel, Roderick K. Randall and Mitchell S. Zuklie as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Q:	Could matters other than Proposal One and Proposal Two be decided at the meeting?
A:
Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Fisker, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?
A:	Our board of directors recommends that you vote your shares:
•	“FOR ALL” the nominees to the board of directors (Proposal One); and
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two).
Q:	Who may vote at the Annual Meeting?
A:
Stockholders of record as of the close of business on April 12, 2021, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 162,053,159 shares of Class A common stock and 132,354,128 shares of Class B common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Fisker.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Continental Stock Transfer & Trust Company, at least three business (3) days in advance of the Annual Meeting.
Q:	How do I vote?
A.
You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
•	vote by telephone or through the internet - in order to do so, please follow the instructions shown on your Notice or proxy card;
•
vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•
vote in person at the Annual Meeting virtually - you may virtually attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/FSR2021 and vote your shares electronically before the polls close during the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 7, 2021. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:	How do I vote by internet or telephone?
A.
If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.
Q:	What shares can I vote?
A:
Each share of Class A common stock and Class B common stock issued and outstanding as of the close of business on April 12, 2021 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 12, 2021, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?
A:
Each holder of shares of (i) Class A common stock is entitled to one vote for each share of Class A common stock held as the Record Date and (ii) Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date.

Q:	What is the quorum requirement for the meeting?
A:
The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?
A:
Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present.
For Proposal One, abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the outcome of the vote. For Proposal Two, abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of Proposal Two.
Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, the sole “non-routine” matter relates to the election of directors (Proposal One). Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.
Q:	What is the vote required for each proposal?
A:	The votes required to approve each proposal are as follows:
•
Proposal One: Each director elected shall be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

•
Proposal Two: Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?
A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?
A:
Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?
A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to Fisker’s Corporate Secretary at Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266, prior to your shares being voted; or
•
participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/FSR2021. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/FSR2021.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Q:	How can I attend the Annual Meeting in person?
A:
There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 12, 2021, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?
A:
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FSR2021. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card.

The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://investors.fiskerinc.com
Q:	Can I submit questions prior to the meeting?
A:
Yes, following the meeting, there will be an informal Q&A period as time permits. As a stockholder, you may submit questions to the Company in writing prior to 5:00 p.m., Eastern Time on Friday, June 4, 2021, by visiting our website at investors.fiskerinc.com, selecting Events & Presentations tab, selecting the “submit a question” link next to Annual General Meeting event (which will be available approximately two weeks before the meeting), and following the instructions provided.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:
If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/FSR2021. Technical support will be available starting at 7:45 a.m., Pacific Time on June 8, 2021.

Q:	Why is the Annual Meeting being held only online?
A:
We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations, protocols and restrictions issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to support the health and well-being of our stockholders, business partners, employees and board of directors, we will be conducting the Annual Meeting solely online.

Q.	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:
•	view our proxy materials for the meeting through the internet; and
•	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at ir@Fiskerinc.com to arrange for electronic access to the stockholder list.

Q:	Who will tabulate the votes?
A:	A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:	Where can I find the voting results of the Annual Meeting?
A:
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Fisker stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Fisker that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266 or (3) contact our Investor Relations department by email at ir@Fiskerinc.com. Stockholders who receive multiple copies of the Proxy Statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:	What if I have questions about my Fisker shares or need to change my mailing address?
A:
You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (212) 509-4000, through its website at www.continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, NY 10004, if you have questions about your Fisker shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?
A:
The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:
What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2022 Annual Meeting, or for consideration at our 2022 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 1888 Rosecrans Avenue, Manhattan Beach, California 90266. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2022 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 27, 2021 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2022 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•	not earlier than the close of business on February 8, 2022, and
•	not later than the close of business on March 10, 2022.
If we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after June 8 2022 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office:
•	not earlier than the close of business on the 120th day prior to such annual meeting, and
•
not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Fisker of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Fisker does not need to present the proposal for vote at such meeting.
Human Capital Management
Our employees are critical to our success. As of April 12, 2021, we had 182 employees. We have a proven and experienced leadership team, having been involved in numerous electric car development programs with decades of auto industry and business experience. Prior to joining our Company, many of our employees had prior experience developing and manufacturing electric cars. None of our employees are either represented by a labor union or subject to a collective bargaining agreement.
Talent, Acquisition, Engagement, Development and Retention
As a rapidly growing business, we rely on the success of our recruitment efforts to attract and retain technically skilled people who can support our ongoing innovation and expansion. We are inclusive in our hiring practices focusing on the best talent for the role, welcoming all genders, nationalities, ethnicities, abilities and other dimensions of diversity.
We aim to provide our employees with advanced professional and development skills so that they can perform effectively in their roles and build their capabilities and career prospects for the future.

Diversity and Inclusion
We firmly believe that working in a culture focused on diversity, equity and inclusion spurs innovation, creates healthy and high-performing teams, and delivers superior customer experiences. We aim to provide equal opportunity for all employees and we believe no employee should be discriminated against due to race, color, religion, gender, gender identity, gender expression, sexual orientation, ancestry, national origin, age, marital or veteran status, or disability. Even the composition of our board is a reflection of our commitment to diversity and inclusion.
Board Diversity Matrix
BOARD SIZE 8 directors
GENDER	FEMALE	MALE
Number of Directors based on gender identity	3	5
NUMBER OF DIRECTORS WHO SELF-IDENTIFY IN ANY CATEGORY BELOW
African American or Black	—	2
Hispanic or Latinx	—	—
White or Caucasian	2	3
Asian	1	—
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investors.fiskerinc.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its Chairperson in any way that it considers in the best interests of our Company, and that our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. In addition, our Corporate Governance Guidelines provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, our board of directors will designate a Lead Independent Director. We established a Lead Independent Director role with broad authority and responsibility, as described further below. The independent members of the board of directors also meet in executive session without management, which provides the board of directors with the benefit of having the perspective of independent directors. The Lead Independent Director chairs these meetings.
Henrik Fisker is the Chairman of our board of directors and our President and Chief Executive Officer. This allows the board of directors to benefit from Mr. Fisker’s in-depth knowledge of our business and industry, and his ability to effectively identify strategic priorities and formulate and implement strategic initiatives. Mr. Fisker founded and has led Fisker since its inception. As President and Chief Executive Officer, Mr. Fisker is also intimately involved in our day-to-day operations and is thus in a position to elevate the most critical business issues for consideration by the board of directors. The board of directors believes that Mr. Fisker’s strategic vision for the business, his in-depth knowledge of our operations, the EV industry, and his experience serving as the Chairman of the board and Chief Executive Officer since Legacy Fisker’s inception make him well qualified to serve as both Chairman of the board and Chief Executive Officer. Our independent directors bring experience, oversight and expertise from outside of our Company, while Mr. Fisker brings company-specific experience and expertise. Our board of directors believes that Mr. Fisker's combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders. Accordingly, our board of directors has determined that the combined role of Chairman and Chief Executive Officer with a strong lead independent director provides balance and is the best leadership structure for us at the current time and is in the best interests of our Company and our stockholders.
Lead Independent Director
In March 2021, our board of directors appointed William R. McDermott to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include:
•	presiding at executive sessions of independent directors;
•	serving as a liaison between the Chairperson and the independent directors;
•	consulting with the Chairperson regarding the information sent to our board of directors in connection with its meetings;
•	having the authority to call meetings of our board of directors and meetings of the independent directors;
•	being available under appropriate circumstances for consultation and direct communication with stockholders;
•	encouraging direct dialogue between all directors (particularly those with dissenting views) and management; and
•	performing such other functions and responsibilities as requested by our board of directors from time to time.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposures related to COVID-19. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Independence of Directors; Controlled Company Exemption
Our board of directors has determined that each of the members of our board of directors other than Mr. Fisker and Dr. Gupta is “independent” as defined under the listing rules of the NYSE, and our board of directors consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Henrik Fisker and Dr. Geeta Gupta control a majority of the voting power of our outstanding capital stock. As a result, we are a “controlled company” under NYSE rules. As a controlled company, we are exempt from certain NYSE corporate governance requirements, including those that would otherwise require our board of directors to have a majority of independent directors and require that we either establish compensation and nominating and corporate governance committees, each comprised entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors are determined or recommended to the board of directors by the independent members of the board of directors. While we do not currently intend to rely on any of these exemptions, we will be entitled to do so for as long as we are considered a “controlled company,” and to the extent we rely on one or more of these exemptions, holders of our capital stock will not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance requirements.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.fiskerinc.com by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.
Audit Committee
Our audit committee consists of Wendy J. Greuel, Mark E. Hickson and William R. McDermott, with Wendy J. Greuel serving as audit committee chairperson. The board of directors has determined that Wendy J. Greuel, Mark E. Hickson and William R. McDermott each meet the requirements for independence and financial literacy under the current NYSE listing standards and SEC rules and regulations, including Rule 10A-3. In addition, the board of directors has determined that Ms. Greuel, Mr. Hickson and Mr. McDermott each qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the audit committee and the board of directors. The audit committee is responsible for, among other things:
•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	helping to ensure the independence and overseeing the performance of the independent registered public accounting firm;
•
reviewing and discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•	reviewing our financial statements and critical accounting policies and estimates;
•	reviewing the adequacy and effectiveness of our internal controls;
•	developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;
•	overseeing our policies on risk assessment and risk management;
•	overseeing compliance with our code of business conduct and ethics;
•	reviewing related party transactions; and

•	approving or, as permitted, pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.
The audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of NYSE, and which is available on our website. All audit services to be provided to us and all permissible non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by the audit committee.
Compensation Committee
Our compensation committee consists of Nadine I. Watt and Roderick K. Randall. Ms. Watt is the chairperson of the compensation committee. The board of directors has determined that the composition of the compensation committee meets the requirements for independence under the current NYSE listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee is responsible for, among other things:
•	reviewing, approving and determining, or making recommendations to the board of directors regarding, the compensation of our executive officers, including the Chief Executive Officer;
•	making recommendations regarding non-employee director compensation to our full board of directors;
•	administering our equity compensation plans and agreements with our executive officers;
•	reviewing, approving and administering incentive compensation and equity compensation plans; and
•	reviewing and approving our overall compensation philosophy.
The compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of NYSE, and which is available on our website.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Mitchell S. Zuklie and Mark E. Hickson. Mr. Zuklie is the chairperson of the nominating and corporate governance committee. The board of directors has determined that the composition of the nominating and corporate governance committee will meet the requirements for independence under the current NYSE listing standards and SEC rules and regulations. The nominating and corporate governance committee is responsible for, among other things:
•	identifying, evaluating and selecting, or making recommendations to the board of directors regarding nominees for election to the board of directors and its committees;
•	considering and making recommendations to the board of directors regarding the composition of the board of directors and its committees;
•	developing and making recommendations to the board of directors regarding corporate governance guidelines and matters;
•	overseeing our corporate governance practices;
•	overseeing the evaluation and the performance of the board of directors and individual directors; and
•	contributing to succession planning.
The nominating and corporate governance committee operates under a written charter, which satisfies the applicable rules of the SEC and the NYSE listing standards and is available on our website.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is or has been at any time one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of the board or compensation committee.

Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. The board of directors met nine times during the fiscal year ended December 31, 2020. The audit committee met four times during the fiscal year ended December 31, 2020. The compensation committee met three times during the fiscal year ended December 31, 2020. The nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2020.
During 2020, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. This Annual Meeting will be our first annual meeting of stockholders.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Fisker Inc.
1888 Rosecrans Avenue
Manhattan Beach, California 90266
Attn: Corporate Secretary
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://investors.fiskerinc.com by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth above under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS
Our board of directors currently consists of eight directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our Annual Meetings of Stockholders to be held in 2022 and 2023, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at our 2024 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and lengths of service on our board of directors as of April 12, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Wendy J. Greuel(1)	59	Director and Director Nominee	June 2020

Roderick K. Randall(2)	61	Director and Director Nominee	March 2018

Mitchell S. Zuklie(3)	51	Director and Director Nominee	March 2021
(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee
Wendy J. Greuel has served on our board of directors since October 2020 and prior to this, served as a director of Legacy Fisker since June 2020. Since 2013, Ms. Greuel has served as a consultant to the Discovery Cube Science Center. In addition, Ms. Greuel has served as Executive in Residence and Strategic Advisor at the David Nazarian College of Business and Economics (DNCBE), California State University Northridge (CSUN), since 2016. Previously, Ms. Greuel served as the Controller for the City of Los Angeles from 2009 to 2013. Ms. Greuel holds a Bachelor of Arts in Political Science from the University of California, Los Angeles. We believe that Ms. Greuel’s extensive executive and professional experience as a business consultant qualify her to serve as a director.
Roderick K. Randall has served on our board of directors since October 2020 and prior to this, served as a director of Legacy Fisker since March 2018. Since 2010, Mr. Randall has been an Executive Partner at Siris Capital Group, LLC, a private equity firm focused on taking private public technology companies and spinouts of major corporations. Mr. Randall currently serves on the boards of the following private companies: MagLev Aero, Inc., Mavenir Systems, Inc., and Stratus Technologies, Inc. He is also a member of the board of Trustees at Vaughn College of Aeronautics and Technology, a private college in East Elmhurst, New York, specializing in aviation and engineering education. Mr. Randall holds a Bachelor of Electrical Engineering with Highest Honor from The Georgia Institute of Technology, and a Master of Sciences in Electrical Engineering and Computer Science from the University of California, Berkeley. We believe that Mr. Randall is qualified to serve as a director because of his extensive experience in the technology industry, his experience as a venture capitalist and his service on multiple boards of various technology companies.
Mitchell S. Zuklie has served as Chairman and Chief Executive Officer of Orrick, Herrington & Sutcliffe LLP since 2012 where he is a partner. As a corporate lawyer with approximately 25 years of experience representing public and private companies with structuring, negotiating and managing sophisticated securities and corporate transactional matters, he has extensive experience with federal and state securities laws, public debt and equity financings, mergers and acquisitions, corporate venture transactions, joint ventures and strategic alliances, emerging company formation and management, and corporate governance matters. He serves on the Boards of the Leadership Council for Legal Diversity and the Berkeley Center for Law and Business and the Advisory Boards of the Stanford Law School Center on the Legal Profession and the Harvard Law School Center on the Legal Profession. He is also a member of the Board of the Wild Salmon Center. Mr. Zuklie holds a Juris Doctorate from the University of California, Berkeley School of Law, and a Bachelor of Arts degree from Bowdoin College. We believe Mr. Zuklie’s legal and business background including his management experience, qualify him to serve on our board of directors.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 12, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Class II Directors:
Dr. Geeta Gupta	46	Chief Financial Officer, Chief Operating Officer and Director	October 2020
Nadine I. Watt(2)	52	Director	June 2020
William R. McDermott(1)	59	Director	October 2020
Class III Directors:
Henrik Fisker	57	Chairman of the Board, President and Chief Executive Officer	October 2020
Mark E. Hickson(1)(3)	54	Director	July 2020
(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee
Henrik Fisker has served as Chairman of the board of directors and as our Chief Executive Officer since October 2020 and prior to this, served as Chief Executive Officer of Legacy Fisker since September 2016 and as President since October 2020, and he is married to Dr. Geeta Gupta, his co-founder and our Chief Financial Officer, Chief Operating Officer and a member of our board of directors. Although Mr. Fisker spends significant time with Fisker and is highly active in our management, he does not devote his full time and attention to Fisker. Since 2013, Mr. Fisker has served as Managing Member of HF Design LLC., or HF Design. Mr. Fisker served as a Senior Advisor at McKinsey & Company where he worked from 2013 to 2016. In addition, from 2015 to 2017, he served as the Chief of Product and Design of VLF Automotive, LLC, which he co-founded. From 2007 to 2011, Mr. Fisker served as Chief Executive Officer and Chief Design Officer of Fisker Automotive, Inc., which he co-founded, and he served as Executive Chairman from 2012 to 2013. In 2013, Fisker Automotive, Inc. voluntarily filed for Chapter 11 bankruptcy with the United States Bankruptcy Court for the District of Delaware after Mr. Fisker had stepped down as its Executive Chairman. Prior to that, from 2000 to 2005, Mr. Fisker served as Creative Director at Ford Motor Company and Design Director at Aston Martin Lagonda Ltd, which was a subsidiary of Ford Motor Company at the time. He was also the Designer at Bayerische Flugzeugwerke AG, or BMW, from 1999 to 2000. Mr. Fisker holds a Bachelor of Science in Automotive Design from the ArtCentre College of Design, California. We believe that Mr. Fisker is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his extensive professional and educational experience in the automotive industry.
Dr. Geeta Gupta has served as our Chief Financial Officer and as a member of the board of directors since October 2020 and as Chief Operating Officer since March 2021. Prior to this, Dr. Gupta served as Chief Financial Officer of Legacy Fisker since September 2016, and she is married to Henrik Fisker, her co-founder and our Chief Executive Officer and Chairman of our board of directors. Prior to founding Fisker, Dr. Gupta served as an Entrepreneur and Investment Manager for the Fisker family from 2014 to 2020. Previously, Dr. Gupta served as an Investment Advisor at the Alfred Mann Foundation from 2013 to 2014. Dr. Gupta holds a Bachelor’s Degree in Zoology/Animal Biology from Maitrey College, New Delhi, India, a Master’s Degree in Biotechnology from the University of Kent, United Kingdom, a Doctor of Philosophy, Ph.D., in Biotechnology/Organic Chemistry from the University of Cambridge, United Kingdom, where she was an EPSRC Postdoctoral Research Newton Fellow. We believe that Dr. Gupta is qualified to serve as a director because of her historical expertise gained from serving as our Chief Financial Officer, Chief Operating Officer and her financial and investing experience.

Mark E. Hickson has served on our board of directors since October 2020 and prior to this, served as a director of Legacy Fisker since July 2020. Since 2012, Mr. Hickson has served as the Executive Vice President of Corporate Development, Strategy, Quality & Integration at NextEra Energy, Inc., a public company. Mr. Hickson also serves as the Executive Vice President of Corporate Development, Strategy, Quality & Integration at NextEra Energy Partners, LP, an affiliate of NextEra Energy, Inc., and Mr. Hickson serves on its board of directors. Previously, Mr. Hickson served as a Managing Director of Global M&A in the Global Energy & Power Group at Merrill Lynch & Co. Mr. Hickson holds a Bachelor of Science in Aerospace Engineering from Texas A&M University, and a Master of Business Administration, Finance from Columbia University, New York. We believe that Mr. Hickson’s extensive executive and professional experience in the energy industry qualify him to serve as a director.
William R. McDermott has served as a member of the board of directors since October 2020 and prior to this, served as a director of Legacy Fisker since October 2020. Previously, Mr. McDermott has served as the Chief Executive Officer of ServiceNow, Inc., a public digital workflow company, since November 2019. From 2010 through 2014, Mr. McDermott served as Co-Chief Executive Officer, and from 2014 until October 2019, as sole Chief Executive Officer, of SAP SE, or SAP, a multinational software company providing enterprise software. Mr. McDermott joined SAP in 2002 as Chief Executive Officer of SAP America, Inc., and served on the SAP Executive Board from 2008 until October 2019. Prior to joining SAP, Mr. McDermott served as Executive Vice President of Worldwide Sales and Operations at Siebel CRM Systems, Inc. from 2001 to 2002 and served as President of Gartner, Inc. from 2000 to 2001. Mr. McDermott also serves as a member of the board of directors of ServiceNow, Inc. Mr. McDermott holds a Bachelor’s Degree from Dowling College, New York, a Master of Business Administration from Northwestern University’s Kellogg School of Management and participated in the Executive Development Program of the Wharton School, University of Pennsylvania. We believe Mr. McDermott is qualified to serve as a director because of his extensive executive experience in the technology industry, including his leadership experience with a leading global business, as Chief Executive Officer, and his service on a number of public company boards which provides an important perspective on operations, finance and corporate governance.
Nadine I. Watt has served on our board of directors since October 2020 and prior to this, served as a director of Legacy Fisker since June 2020. Ms. Watt has served as the Chief Executive Officer of Watt Companies, Inc. since December 2019. She previously served as President from 2011 to 2019. She joined Watt Companies, Inc. in 2000 as an asset and project manager and she has served in various positions of increasing responsibility culminating in her current role as Chief Executive Officer. In addition, Ms. Watt has served as the Chair of the Los Angeles Business Council since 2015. She previously served on the board of two publicly traded companies: 1st Century Bancshares, Inc., from May 2008 until 2017 and The New Home Company Inc., from 2009 to 2018. Ms. Watt received her Bachelor of Science in Foreign Service from the Georgetown University School of Foreign Service, Washington D.C. and her Master of Arts from the School of Cinematic Arts at the University of Southern California. We believe that Ms. Watt is qualified to serve as a director because of her extensive experience in management and her prior service on a number of public company boards, which provides an important perspective on operations and corporate governance matters.
Dr. Geeta Gupta, one of our directors, is married to Henrik Fisker, one of our directors. There are no other family relationships among our directors or executive officers.

Director Compensation
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2020. Mr. Fisker and Dr. Gupta are not included in the table below, as they are employed as our Chief Executive Officer, and Chief Financial Officer and Chief Operating Officer, respectively, and receive no compensation for their service as directors. The compensation received by each of Mr. Fisker and Dr. Gupta as an employee is shown in “Executive Compensation-Summary Compensation Table” below.
Name	Fees Earned or Paid in Cash ($)	Awards ($)(1)(2)	Total ($)
Wendy Greuel	14,671	65,911	80,583
Mark Hickson	12,945	65,911	78,857
William R. McDermott	10,356	65,911	76,267
Roderick Randall	9,925	98,117	108,042
Nadine Watt	13,032	65,911	78,943
(1)
The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted 2019 and 2020 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 17 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Our non-employee directors held the following number of stock options as of December 31, 2020:
Name	Shares Subject to Outstanding Stock Options
Wendy Greuel	13,581
Mark Hickson	13,581
William R. McDermott	13,581
Roderick Randall	81,486
Nadine Watt	13,581
Non-Employee Director Compensation Arrangements
Prior to October 2020, we did not have a formal policy to compensate our non-employee directors. Effective October 2020, in connection with the Closing, we adopted our Outside Director Compensation Policy, or the Director Compensation Policy, pursuant to which we pay each non-employee director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director and the chair of each committee will receive higher annual cash retainers for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:
	Member Annual Cash Retainer	Lead/Chairperson Annual Cash
Board of Directors	$50,000	$25,000
Audit Committee	$10,000	$25,000
Compensation Committee	$7,500	$18,000
Nominating and Corporate Governance Committee	$5,000	$10,000
The Director Compensation Policy provides that upon initial election to our board, a new non-employee director will be granted restricted stock units of our Class A common stock, or the Initial RSU Grant, having a fair market value of $200,000, pro-rated based on the number of full months that are expected to lapse between the non-employee director’s appointment to our board of directors and the next annual meeting of our stockholders. The Initial RSU

Grant will vest in equal installments on each full quarterly anniversary from the Company’s last annual meeting that are expected to lapse between the non-employee director’s appointment to our board of directors and the next annual meeting of our stockholders, subject to the applicable non-employee director’s continued service as a member of our board of directors through each such vesting date.
In addition, the Director Compensation Policy provides that on the date of each of our annual meetings of stockholders following the Business Combination, each non-employee director who will continue as a director following such meeting will be granted an annual award of restricted stock units of Class A common stock, or Continuing Director Annual RSUs, having a fair market value of $200,000. Each Continuing Director Annual RSUs shall vest in equal quarterly installments over the 12-month period following the grant date, subject to the applicable non-employee director’s continued service as a member of our board of directors through each such vesting date.
All vesting is subject to the non-employee director’s continued service as a member of our board of directors through each applicable vesting date. Notwithstanding the foregoing, for each non-employee director who remains in continuous service as a member of our board of directors until immediately prior to the consummation of a change in control in our Company, any unvested portion of any restricted stock unit award granted in consideration of such non-employee director’s service as a member of our board of directors will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our Company.
Employee directors receive no additional compensation for their service as a director.
We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees.
The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Change in Our Certifying Accountants in 2021
On April 5, 2021, our audit committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”), subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021. PwC replaced Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm for the fiscal year ended December 31, 2020. Deloitte was notified of the dismissal on April 5, 2021.
Deloitte’s report on our consolidated financial statements for each of the years ended December 31, 2020 and 2019, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that Deloitte’s report as of December 31, 2019 and 2018 and for each of the two years in the period ended December 31, 2019, dated August 7, 2020, contained the following paragraph: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations. The Company has stated that substantial doubt exists about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
During the years ended December 31, 2020 and 2019, and the subsequent interim period through April 5, 2021, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such years. As of December 31, 2019, we identified material weaknesses as of the years ended December 31, 2019 and 2018 in internal control over financial reporting, which related to: (a) our risk assessment process, including as it relates to fraud risks; (b) general segregation of duties, including the review and approval of journal entries; and (c) precision level to ensure accruals were recorded in the correct period. These material weaknesses were remediated as of December 31, 2020. In addition, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2020 and 2019, and the subsequent interim period through April 5, 2021, other than the material weaknesses described herein.
We provided Deloitte with a copy of the disclosures we made pursuant to Item 4.01 in our Current Report on Form 8-K filed with the SEC on April 9, 2021, and requested that Deloitte furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to such Current Report on Form 8-K, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.
Decision to Engage PricewaterhouseCoopers LLP
In reaching the decision to select and appoint PwC, the audit committee performed an extensive review process, including consideration of the firm’s extensive electric car industry experience, expansive global network and understanding of our business and ability to enable a seamless transition.
During the years ended December 31, 2020 and 2019, and the subsequent interim period through April 5, 2021, neither we nor anyone on our behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us by PwC that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Appointment of PricewaterhouseCoopers LLP
Our audit committee has selected PwC as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that PwC is not ratified by our stockholders, the audit committee will review its future selection of PwC as our independent registered public accounting firm.
Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Previous Change in Independent Registered Public Accounting Firm
Dismissal of WithumSmith+Brown, PC
In connection with the Closing on October 29, 2020, WithumSmith+Brown, PC., (“WithumSmith”), was dismissed as our independent registered accounting firm. This decision was approved by our board of directors.
The report of WithumSmith, independent registered public accounting firm, dated March 12, 2020, on our financial statements as of December 31, 2019, and for the period from October 13, 2017 (inception) through December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles other than our ability to continue as a going concern due to our obligation to either complete a business combination by the close of business on August 14, 2020, or cease all operations except for the purpose of winding down and liquidating. During the period of WithumSmith’s engagement by us, during the period from October 13, 2017 (inception) to December 31, 2019, and the subsequent period through October 28, 2020, there were no disagreements with WithumSmith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WithumSmith, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of WithumSmith’s engagement and the subsequent interim period preceding WithumSmith’s dismissal.
We provided WithumSmith with a copy of the disclosures we made pursuant to Item 4.01 in our Current Report on Form 8-K filed with the SEC on November 4, 2020, and requested that WithumSmith furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to such Current Report on Form 8-K, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.
Previous Appointment of Deloitte & Touche LLP
In connection with the Closing on October 29, 2020, the board of directors approved the appointment of Deloitte as our independent registered accounting firm. Deloitte served as the independent registered accounting firm for Legacy Fisker.
During the period from October 13, 2017 (inception) through December 31, 2019, and the subsequent period through October 28, 2020, Spartan did not consult Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Independent Registered Public Accounting Firm Fees and Services
As described above, Deloitte was appointed as our independent registered accounting firm in October 2020, upon the dismissal of WithumSmith. Deloitte has audited the financial statements of Legacy Fisker since 2017. The fees of Deloitte presented below are not representative of the fees to be billed by Deloitte for Fisker as a public company, but are presented solely to provide our stockholders with a basis to understand our historical relationship with Deloitte.

The following tables present the aggregate fees billed by Deloitte and WithumSmith to us (including Legacy Fisker, in the case of Deloitte) for the years ended December 31, 2020 and 2019.
	Year Ended December 31,
	2020(3)	2020(4)	2019
Audit fees(1)	$465,537	$46,350	$62,000
Audit related fees	529,691	—	—
Tax fees(2)	—	5,665	4,120
All other fees	1,895	—	—
Total fees	$997,123	$52,015	$66,120
(1)
Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the year ended December 31, 2020, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings. Audit fees in 2019 include fees related to the annual audit of the Company’s financial statements.

(2)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.

(3)
Represent fees billed for services for the period from October 29, 2020 through December 31, 2020 following the Business Combination. For purposes of our disclosure, we have treated the audit fees of $172,091 for the 2018 and 2019 audits, including interim reviews, of Legacy Fisker (pre-business combination) as audit-related fees in the context of the pending acquisition by Fisker Inc. (as defined in “Questions and Answers about The Meeting —”What is Fisker?” above) and the related requirement to obtain audited financial statements of the target. Deloitte completed the audit of Fisker Inc. (as defined in “Questions and Answers about The Meeting —”What is Fisker?” above) as of and for the year ended December 31, 2020 and services related to Fisker Inc.'s registration statements after the Business Combination, which we have accumulated and classified in the “audit fee” category. “All other fees” include the subscription to Deloitte's accounting and auditing research tool.

(4)
Represents fees billed for services for the period from January 1, 2020 through October 28, 2020 prior to the Business Combination. Audit Fees include the quarterly reviews for the year ended December 31, 2020 for Spartan (as defined in “Questions and Answers about The Meeting —”What is Fisker?” above) and services related to Fisker Inc.'s registration statement. Tax fees relate to tax compliance services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
Prior to the Business Combination, all of the services listed in the table above provided by WithumSmith were approved by Spartan in accordance with its policies then in effect. Following the Business Combination, all of the services listed in the table above provided by Deloitte were approved by our audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 12, 2021 by:
•	each stockholder known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock;
•	each of our directors;
•	each of our named executive officers for the year ended December 31, 2020; and
•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within 60 days of April 12, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 162,053,159 shares of our Class A common stock and 132,354,128 shares of our Class B common stock outstanding on April 12, 2021. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266.
	Shares Beneficially Owned
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		RSUs, Options or Warrants Underlying Class A Common Stock Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Total Voting%†	Total Ownership%
	Shares	Outstanding % of Class	Shares	Outstanding % of Class
5% Stockholders
Magna International Inc.(1)	—	*	—	*	19,474,454	19,474,454	1.3%	6.2%
Spartan Energy Acquisition Sponsor LLC(2)	17,853,653	9.2%	—	*	—	17,853,653	1.0%	5.1%
The Vanguard Group(3)	10,553,661	6.5%	—	*	—	10,553,661	*	3.6%
Louis M. Bacon(4)	9,465,759	5.8%	—	*		9,465,759	*	3.2%
Named Executive Officers and Directors
Henrik Fisker(5)	470,759	*	66,177,064	50.0%	7,920,984	74,568,807	44.9%	24.7%
Dr. Geeta Gupta(6)	470,759	*	66,177,064	50.0%	7,961,727	74,609,550	44.9%	24.7%
Wendy J. Greuel(7)	—	*	—	*	3,114	3,114	*	*
Mark E. Hickson(8)	—	*	—	*	2,831	2,831	*	*
William R. McDermott(9)	—	*	—	*	1,699	1,699	*	*
Roderick K. Randall(10)	3,402,528	2.1%	—	*	117,359	3,519,887	*	1.2%
Nadine I. Watt(11)	366,690	*	—	*	2,548	369,238	*	*
Mitchell S. Zuklie	54,461	*	—	*	—	54,461	*	*
Dr. Burkhard Huhnke(12)	—	*	—	*	13,581	13,581	*	*
All executive officers and directors as a group (10) persons)	4,765,197	2.9%	132,354,128	100.0%	16,023,843	153,143,168	90.0%	50.7%
*	Less than one percent.
†
Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to ten votes per share and each share of Class A common stock is entitled to one vote per share.

(1)
Consists of warrants to purchase 19,474,454 shares of Class A common stock which vest subject to certain milestones. Only the first milestone had been achieved as of April 12, 2021 but the entire 19,474,454 shares of Class A common stock have been included in the table above. As of the Record Date, this securityholder had not exercised the warrants to purchase the shares. The business address for this securityholder is 337 Magna Drive, Aurora, Ontario, L4G 7K1, Canada.

(2)
Spartan Energy Acquisition Sponsor LLC (our former “Sponsor”) is the record holder of the shares reported herein. Geoffrey Strong is the Chief Executive Officer of our former Sponsor. Mr. Strong may be deemed to have or share beneficial ownership of the common stock and Private Warrants held directly by our former Sponsor. In addition, AP Spartan Energy Holdings, L.P., a wholly owned indirect subsidiary of alternative investment vehicles of Apollo Natural Resources Partners II, L.P. (“ANRP II”), directly owns all of the limited liability company interests of our former Sponsor. Accordingly, ANRP II may be deemed to have or share beneficial ownership of the common stock and Private Warrants held directly by our former Sponsor.

(3)
The Vanguard Group (“Vanguard”) has sole voting power as to 0 shares of Class A common stock and sole dispositive power as to 10,477,113 shares of Class A common stock. In addition, of the shares of Class A common stock beneficially owned, Vanguard has shared voting power as to 25,251 shares of Class A common stock and shared dispositive power as to 76,548 shares of Class A common stock. The foregoing information is based solely upon a Schedule 13G filed by Vanguard with the SEC on February 10, 2021. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Consists of 4,250,000 shares of Class A common stock held by Moore Global Investments, LLC (“MGI LLC”) and 5,882,352 shares of Class A common stock held by Moore Strategic Ventures, LLC (“MSV LLC”). Moore Capital Management, LP (“MCM LP”), the investment manager of MGI LLC, has voting and investment control over the shares held by MGI LLC. Louis M. Bacon controls the general partner of MCM LP and may be deemed the beneficial owner of the shares held by MGI LLC. Mr. Bacon also is the indirect majority owner of MGI LLC. Kendall Capital Markets, LLC (“KCM LLC”), the investment manager of MSV LLC, has voting and investment control over the shares held by MSV LLC. Louis M. Bacon controls KCM LLC and may be deemed the beneficial owner of the shares held by MSV LLC. The address of MGI LLC, MCM LP, KCM LLC, MSV LLC and Mr. Bacon is 11 Times Square, 38th Floor, New York, New York 10036.

(5)
Consists of (i) 66,177,064 shares of Class B common stock, (ii) 50% of the 941,518 shares (470,759 shares) of Class A common stock held by HF Holdco, LLC, and (iii) 7,920,984 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021. Mr. Fisker, a member of the Board of Directors serves as a Member of HF Holdco, LLC and as such, has shared voting and dispositive power with respect to the shares held by HF Holdco, LLC. and may be deemed to beneficially own the shares of Class A common stock held by HF Holdco, LLC.

(6)
Consists of (i) 66,177,064 shares of Class B common stock, (ii) 50% of the 941,518 shares (470,759 shares) of Class A common stock held by HF Holdco, LLC, and (iii) 7,961,727 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021. Dr. Gupta, a member of the Board of Directors serves as a Member of HF Holdco, LLC and as such, has shared voting and dispositive power with respect to the shares held by HF Holdco, LLC. and may be deemed to beneficially own the shares of common stock held by HF Holdco, LLC.

(7)	Represents shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021.
(8)	Represents shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021.
(9)	Represents shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021.
(10)
Consists of (i) 1,829,662 shares of Class A common stock, (ii) 117,359 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021, (iii) 1,543,275 shares of Class A common stock held by the Randall Group’s Series Fisker, and (iv) 29,591 shares of Class A common stock held by the Randall Group’s Fisker Series C. Mr. Roderick Randall, a member of the Board of Directors, is the Managing Director of the Randall Group’s Series Fisker and Fisker Series C (the “Randall Group”). As Managing Director of the Randall Group, Mr. Randall has voting and dispositive power with respect to the shares held by the Randall Group and he may be deemed to beneficially own the shares of common stock held by the Randall Group.

(11)
Consists of (i) 366,690 shares of Class A common stock held by the Nadine Watt Jameson Family Trust, of which Ms. Watt is the trustee, and (ii) 2,548 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021. Ms. Watt is the sole trustee of the Nadine Watt Jameson Family Trust and holds sole voting and dispositive power with respect to the shares held of record by Nadine Watt Jameson Family Trust.

(12)	Represents shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days after April 12, 2021.

EXECUTIVE OFFICERS
Our executive officers and their ages as of April 12, 2021 and positions with Fisker are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position
Henrik Fisker	57	Chairman of the Board, President and Chief Executive Officer
Dr. Geeta Gupta	46	Chief Financial Officer and Chief Operating Officer
Dr. Burkhard J. Huhnke	53	Chief Technology Officer
John C. Finnucan IV	51	Chief Accounting Officer
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. Dr. Geeta Gupta, our Chief Financial Officer and Chief Operating Officer, is married to Henrik Fisker, our Chairman, President and Chief Executive Officer. There are no other family relationships among our directors or executive officers.
Henrik Fisker. For a brief biography of Mr. Fisker, please see “Proposal One: Election of Directors-Continuing Directors.”
Dr. Geeta Gupta. For a brief biography of Dr. Gupta, please see “Proposal One: Election of Directors-Continuing Directors.”
Dr. Burkhard J. Huhnke has served as our Chief Technical Officer since October 2020 and prior to this, held the same position with Legacy Fisker from July 2020. Previously, Dr. Huhnke served as the Vice President Automotive at Synopsys Inc., from 2018 to July 2020. Prior to this, from 2016 to 2018, Dr. Huhnke served as the Senior Vice President of e-mobility at Volkswagen of America, Inc. From 2011 to 2014, Dr. Huhnke served as the Senior General Manager of Electronics Development at Volkswagen AG. Dr. Huhnke holds an electrical engineering diploma and a doctorate in engineering from the Technical University of Braunschweig, Germany.
John C. Finnucan IV has served as our Chief Accounting Officer since October 2020. Previously, Mr. Finnucan served as a Partner in the Americas Professional Practice, Auditing at Ernst & Young LLP from July 2019 to October 2020. Mr. Finnucan joined Ernst & Young LLP (“E&Y”) in 1994 as a Staff and Senior Accountant and he served in various leadership positions of increasing responsibility culminating in his role as Partner in the Americas Professional Practice, Auditing, including E&Y’s Global professional practice, capital markets center (Tokyo, Japan) from November 2003 through June 2010; he served as Co-Market Leader at E&Y’s West Region, Financial Accounting Advisory Services from July 2010 to December 2011; and from May 2016 to June 2019, he served in E&Y’s Americas Professional Practice, Quality & Regulatory Matters. Mr. Finnucan holds a Bachelor of Science degree in accounting from The University of Akron, Ohio.

EXECUTIVE COMPENSATION
Our named executive officers for fiscal 2020, which consist of our principal executive officer and the next two most highly compensated executive officers, are:
Henrik Fisker, our President and Chief Executive Officer;
Dr. Geeta Gupta, our Chief Financial Officer and Chief Operating Officer; and
Dr. Burkhard J. Huhnke, our Chief Technology Officer.
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers for services rendered to Legacy Fisker in all capacities during 2019 and 2020:
Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Henrik Fisker President, Chief Executive Officer and Chairman of the Board	2020	59,000	—	12,148(1)	71,148
	2019	42,197	—	8,985(2)	51,182
Dr. Geeta Gupta Chief Financial Officer, Chief Operating Officer and Former President(3)	2020	164,068	—	13,390(1)	177,458
	2019	45,673	—	6,500(2)	52,173
Dr. Burkhard J. Huhnke Chief Technology Officer	2020	211,465	51,110(4)	113,926(1)(5)	376,501
(1)	We provided (i) auto allowances to Mr. Fisker ($6,000), Dr. Gupta ($6,000) and Dr. Huhnke ($12,000) and (ii) telephone allowances to Mr. Fisker ($180), Dr. Gupta ($180) and Dr. Huhnke ($180).
(2)
Reflects policy premiums for term life insurance covering Mr. Fisker in the amount of $2,485, which we pay. We also provided the following auto allowances to certain of our named executive officers: Mr. Fisker ($6,500) and Dr. Gupta ($6,500).

(3)	Effective October 2, 2020, Mr. Fisker assumed the role of President.
(4)
The amount reported in this column reflects the aggregate grant date fair value for financial statement reporting purposes of stock options granted in 2020 as determined in accordance with FASB ASC Topic 718. The amount reflects our accounting expense for these stock options and does not represent the actual economic value that may be realized by the named executive officer. There can be no assurance that the amount will ever be realized. For information on the assumptions used in valuing the award, refer to Note 17 to the historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. As required by the SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions.

(5)	Dr. Huhnke commenced employment with us in July 2020 and he received $55,000 to offset the loss of his bonus with his former employer.
Narrative Disclosure to Summary Compensation Table
For 2020, the compensation program for our named executive officers consisted of base salary and certain perquisites.
Base Salary
We have historically paid each of Mr. Fisker and Dr. Gupta an annual base salary equal to the minimum base salary required to be paid under applicable law. Effective August 1, 2020, Dr. Gupta’s annual base salary was increased to $325,000 and effective March 15, 2021, at the request of Dr. Gupta, the board of directors approved a decrease in her annual base salary from $325,000 to $58,240 which is California’s minimum annual wage. On June 23, 2020, Legacy Fisker and Dr. Burkhard Huhnke entered into an employment agreement. Pursuant to this agreement, Dr. Burkhard Huhnke is entitled to a base salary of $350,000 per annum and an annual cash bonus of up to 25% of his base salary. Dr. Huhnke’s base salary was increased to $400,000 per annum effective as of January 2, 2021.
Cash Bonus
We have not had any formal arrangements with our named executive officers providing for annual cash bonus awards.
The Executive Incentive Bonus Plan, or Bonus Plan, was adopted on October 4, 2020, effective as of the consummation of the Business Combination. The purpose of the Bonus Plan is to motivate and reward eligible officers and employees for their contributions toward the achievement of certain performance goals.

Administration. The Bonus Plan is administered by our compensation committee, which has the discretionary authority to interpret the provisions of the Bonus Plan, including all decisions on eligibility to participate, the establishment of performance goals, the number of awards payable under the plan, and the payment of awards. The compensation committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Bonus Plan to one or more of our directors and/or officers.
Performance criteria. The compensation committee may establish cash bonus targets and corporate performance metrics for a specific performance period or fiscal year pursuant to the Bonus Plan. Corporate performance goals may be based on one or more of the following criteria, as determined by the compensation committee and any adjustments thereto established by the compensation committee: (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) income or earnings before or after taxes, interest, depreciation, and/or amortization; (vi) income or earnings from continuing operations; (vii) net income; (viii) pre-tax income or after-tax income; (ix) net income excluding amortization of intangible assets, depreciation, and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (x) raising of financing or fundraising; (xi) project financing; (xii) revenue backlog; (xiii) gross margin; (xiv) operating margin or profit margin; (xv) capital expenditures, cost targets, reductions, and savings and expense management; (xvi) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (xvii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xviii) performance warranty and/or guarantee claims; (xix) stock price or total stockholder return; (xx) earnings or book value per share (basic or diluted); (xxi) economic value created; (xxii) pre-tax profit or after-tax profit; (xxiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, funded collaborations, joint ventures acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, or intellectual property asset metrics; (xxiv) objective goals relating to divestitures, joint ventures, mergers, acquisitions, and similar transactions; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, or completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, or technical progress against work plans; (xxvii) key regulatory objectives or milestones; and (xxviii) enterprise resource planning.
However, awards issued to participants may take into account other factors (including subjective factors). Performance goals may differ from participant to participant, performance period to performance period, and from award to award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to us), (iii) on a per share and/or share per capita basis, (iv) against our performance as a whole or against any of our affiliate(s), or a particular segment(s), our business unit(s) or a product(s) or individual project company, (v) on a pre-tax or after-tax basis, and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis.
Service requirement. Unless otherwise determined by the compensation committee, a participant must be actively employed and in good standing with us on the date the award is paid. The compensation committee may make exceptions to this requirement in the case of retirement, death or disability, an unqualified leave of absence or under other circumstances, as determined by the compensation committee in its sole discretion.
Amendment or Termination. The compensation committee may terminate the Bonus Plan at any time, provided such termination shall not affect the payment of any awards accrued under the Bonus Plan prior to the date of the termination. The compensation committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Bonus Plan in whole or in part.
2020 Equity Awards
In 2020, (i) Dr. Burkhard J. Huhnke received a stock option to purchase 10,000 shares of Legacy Fisker Class A common stock and (ii) Dr. Burkhard J. Huhnke received another stock option to purchase 140,000 shares of Legacy Fisker Class A common stock pursuant to the terms of his offer letter. Dr. Burkhard J. Huhnke’s stock options to purchase shares of Legacy Fisker Class A common stock granted pursuant to the 2016 Stock Plan were assumed by Fisker in the Business Combination. In connection with the Business Combination and in accordance with the Merger Transaction, Dr. Burkhard J. Huhnke’s options to purchase 150,000 shares of Class A common stock of Legacy Fisker were converted into options to purchase 407,433 shares of our Class A common stock.

Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; and short-and long-term disability insurance; and a tax-qualified Section 401(k) plan for which we do not provide a match. In addition, Mr. Fisker and Dr. Gupta are each entitled to term life insurance with a face amount of $5,000,000 and a $1,000 per month car allowance (and, when available, the use of a Fisker automobile). We do not maintain any executive-specific benefit or perquisite programs.
Severance Agreements
In September 2020, the compensation committee approved severance benefits for Mr. Fisker and Dr. Gupta after reviewing certain market data provided by the independent consulting firm, Compensia, and taking into account the historically low cash compensation paid to Mr. Fisker and Dr. Gupta. We entered into severance agreements with Mr. Fisker and Dr. Gupta setting forth these severance benefits.
Henrik Fisker
Pursuant to the severance agreement to be entered into with Mr. Fisker, if we terminate Mr. Fisker’s employment without cause or Mr. Fisker resigns for good reason, Mr. Fisker will be entitled to receive a cash payment equal to $9,682,000, plus the amount equal to 24 months of COBRA premium payments, in each case, less applicable withholding taxes and subject to, among other things, executing a general release of claims in favor of the company and complying with the terms of his confidentiality agreement.
Dr. Geeta Gupta
Pursuant to the severance agreement to be entered into with Dr. Gupta, if we terminate Dr. Gupta’s employment without cause or Dr. Gupta resigns for good reason, Dr. Gupta will be entitled to receive a cash payment equal to $4,597,500, plus the amount equal to 24 months of COBRA premium payments, in each case, less applicable withholding taxes and subject to, among other things, executing a general release of claims in favor of the company and complying with the terms of her confidentiality agreement.
Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information regarding the outstanding stock option awards held by our named executive officers as of December 31, 2020.
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date
Henrik Fisker	12/19/2016	7,189,995(3)	—	0.06	12/19/2026
	4/26/2017	730,989(3)	—	0.06	4/26/2027
Dr. Geeta Gupta	4/26/2017	7,961,727(3)	—	0.06	4/26/2027
Dr. Burkhard J. Huhnke	4/27/2020	13,582(4)	13,580(4)	1.36	4/27/2030
	7/29/2020	—	380,271(5)	6.44	7/29/2030
(1)	All stock options were granted pursuant to the Fisker Inc. 2016 Stock Plan.
(2)	This column represents the fair market value of a share of Class A common stock on the date of grant, as determined by the Legacy Fisker board of directors.
(3)
These stock options were fully vested and exercisable on the date of grant, except that in the case of Mr. Fisker’s grant of December 19, 2016, the then unvested options were amended on May 4, 2017, to be fully vested and exercisable.

(4)
50% of this stock option to purchase Class A common stock vested on the commencement date of Dr. Huhnke’s employment (the “Commencement Date”) and 50% will vest on the one year anniversary of the Commencement Date.

(5)
A quarter of the shares of Class A common stock underlying this option shall vest on July 29, 2021 and the remaining portion of the shares of Class A common stock underlying this option shall vest at the rate of 1/16th of the number of total shares subject to the option quarterly thereafter, with the final tranche vesting on July 29, 2024 .

Hedging and Pledging Policy
Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Compliance Officer.

EQUITY COMPENSATION PLAN INFORMATION
We currently maintain the following equity compensation plans that provide for the issuance of shares of our Class A common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2020 Equity Incentive Plan (the 2020 Plan which, prior to its restatement in connection with the Business Combination, was called the Fisker Inc. 2016 Stock Plan) and our 2020 Employee Stock Purchase Plan or the ESPP.
The following table presents information as of December 31, 2020 with respect to compensation plans under which shares of our common stock may be issued.
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	18,724,096(2)	0.688	28,974,067(3)
Equity compensation plans not approved by security holders	—	—	—
Total	18,724,096		28,974,067
(1)
Includes our 2020 Plan and our ESPP. For a description of these plans, refer to Note 17 to the historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	Includes stock options outstanding under the 2016 Plan (granted prior to the restatement of the plan as the 2020 Plan) and the 2020 Plan as of December 31, 2020.
(3)
Includes 25,761,033 shares available for issuance under the 2020 Plan and 3,213,034 shares available for issuance under the ESPP. The number of shares reserved for issuance under the 2020 Plan will increase automatically on January 1 of each year by a number of shares of Class A common stock equal to the lesser of (i) 3% of the shares of Class A common stock outstanding on the last day of the prior fiscal year; or (ii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our ESPP, but may do so at a future time. The number of shares reserved for issuance under the ESPP beginning with the 2022 fiscal year will increase automatically on January 1 of each year by the number of shares equal to 0.5% of the shares of Class A common stock outstanding on the last day of the prior fiscal year unless the board of directors determines prior to the first day of any fiscal year that there will be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares of Class A common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors-Director Compensation,” respectively, since January 1, 2019, the following is a description of each transaction since January 1, 2019 and each currently proposed transaction in which:
•	we, Spartan or Legacy Fisker have been or are to be a participant;
•	the amounts involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Pre- Business Combination Related Party Transactions of Spartan
Founder Shares
In October 2017, we issued an aggregate of 14,375,000 shares to Spartan Energy Acquisition Sponsor LLC (our former “Sponsor”) for an aggregate purchase price of $25,000 in cash, or approximately $0.002 per share. In July 2018, our former Sponsor surrendered 2,875,000 shares of its Class B common stock for no consideration. In August 2018, we effected a stock dividend with respect to our Class B common stock of 2,300,000 shares thereof, resulting in our former Sponsor holding an aggregate of 13,800,000 shares of Class B common stock (“Founder Shares”). The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of our initial public offering (our “IPO”). In August 2018, our former Sponsor transferred 150,000 Founder Shares to two of our three independent directors at their original purchase price. In July 2019, our former Sponsor transferred 75,000 Founder Shares to John J. MacWilliams, a non-independent member of the Spartan board of directors, at their original purchase price. In April 2020, our former Sponsor transferred 37,500 Founder Shares to our third independent director at their original purchase price.
Sponsor Agreement
In connection with the execution of the Business Combination Agreement, on July 10, 2020, our former Sponsor entered into an agreement with us pursuant to which our former Sponsor automatically and irrevocably surrendered and forfeited to us, for no consideration and as a contribution to our capital, 441,176 shares of our Class B common stock, whereupon the shares were canceled.
Private Placement Warrants
Our former Sponsor purchased an aggregate of 9,360,000 private placement warrants (the “Private Warrants”) for a purchase price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of our IPO. As such, our former Sponsor’s interest was valued at approximately $14,040,000. Each Private Warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The Private Warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of the Business Combination. In the first quarter of 2021, our former Sponsor exercised its rights to purchase an aggregate of 9,360,000 shares of our Class A common stock on a cashless basis pursuant to the Private Warrants resulting in the net issuance of 4,907,329 shares of our Class A common stock.
Forward Purchase Agreement
We entered into a forward purchase agreement pursuant to which Apollo Natural Resources Partners II, L.P. (“ANRP II), which is a private investment fund managed by Apollo, agreed to purchase an aggregate of up to 30,000,000 forward purchase units, consisting of 30,000,000 shares of our Class A common stock and 10,000,000 warrants, for $10.00 per unit, or an aggregate maximum amount of $300,000,000, in a private placement. ANRP II’s obligation to purchase forward purchase units was conditioned on our completing an initial business combination with a company engaged in a business that is within the investment objectives of ANRP II and on the initial business combination (including the target assets or business, and the terms of the initial business combination)

being reasonably acceptable to ANRP II. ANRP II concluded that Fisker is not engaged in a business that is within the investment objectives of ANRP II and that the business combination is not reasonably acceptable to ANRP II. Accordingly, ANRP II did not purchasing forward purchase units pursuant to the forward purchase agreement.
Administrative Services Agreement
On August 9, 2018, we entered into an administrative services agreement with our former Sponsor, pursuant to which we paid our former Sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. Upon completion of our initial business combination, we ceased paying these monthly fees.
Other than these monthly fees, no compensation of any kind, including finder’s and consulting fees, was paid by Spartan to our former Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviewed on a quarterly basis all payments that were made to Apollo, our former Sponsor, officers, directors or our or their affiliates and determined which expenses and the amount of expenses that reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Related Party Loans and Advances
Until the consummation of our IPO, our only source of liquidity was an initial sale of Founder Shares to our former Sponsor. Additionally, an affiliate of our former Sponsor advanced funds totaling $294,354 to pay administrative and offering costs. Upon the closing of our IPO, we repaid the affiliate of our former Sponsor $294,354 in settlement of the outstanding loan and advances.
Registration Rights
In connection with the Closing, the registration rights agreement entered into by certain parties at the time of our IPO (the “Reg Rights Holders”) was amended and restated, and Spartan and the Reg Rights Holders entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, Spartan agreed that, within 30 calendar days after the Closing, Spartan would file a registration statement with the SEC (at Spartan’s sole cost and expense), and Spartan would use its reasonable best efforts to have the registration statement become effective as soon as reasonably practicable after the filing thereof. Additionally, Spartan agreed that, as soon as reasonably practicable after Spartan was eligible to register the Reg Rights Holders’ securities on a registration statement on Form S-3, Spartan would file a registration statement with the SEC (at Spartan’s sole cost and expense) and Spartan would use its reasonable best efforts to have the registration statement become effective as soon as reasonably practicable after the filing thereof.

Pre-Business Combination Related Party Transactions of Legacy Fisker
Magna Warrants
On October 29, 2020, we granted Magna International, Inc. (“Magna”) up to 19,474,454 warrants, each with an exercise price of $0.01, to acquire our underlying Class A common shares, which represented approximately 6% ownership in Fisker on a fully diluted basis as of the grant date. The right to exercise vested warrants will expire on October 29, 2030. The warrants are accounted for as an award issued to non-employees measured on October 29, 2020 and three interrelated performance conditions that are separately evaluated for achievement:
Milestone	Percentage of Warrants that Vest Upon Achievement	Number of Warrants that Vest Upon Achievement
(a) (i) Achievement of the “preliminary production specification” gateway as set forth in the Development Agreement; (ii) entering into the Platform Agreement; and (iii) entering into the Initial Manufacturing Agreement	33.3%	6,484,993
(b) (i) Achievement of the “target agreement” gateway as set forth in the Development Agreement and (ii) entering into the Detailed Manufacturing Agreement, which will contain terms and conditions agreed to in the Initial Manufacturing Agreement	33.3%	6,484,993
(c) Start of pre-serial production	33.4%	6,504,468
		19,474,454
The cost upon achievement of each milestone is recognized when it is probable that a milestone is met. The cost for awards to nonemployees is recognized in the same period and in the same manner as if we had paid cash for the goods or services. At December 31, 2020, Magna satisfied the first milestone and we capitalized costs of $58.0 million as an intangible asset representing the future economic benefit to us. Because there are multiple milestones to achieve, the intangible asset is under development and will be complete when start of pre-serial production begins. We will amortize the aggregate capitalized cost using the straight-line method. Throughout its useful life, including the period of time before completion, we will assess the intangible asset for impairment. If an indicator of impairment exists, the undiscounted cash flows will be estimated and then if the carrying amount of the intangible asset is not recoverable, determine its fair value and record an impairment loss. At December 31, 2020, no indicator of impairment existed.
The fair value of each warrant is equal to the intrinsic value (e.g., stock price on grant date less exercise price) as the exercise price is $0.01. The terms of the warrant agreement require net settlement when exercised. Using the measurement date stock price of $8.96 for a share of Class A common stock, the warrant fair values for each tranche is shown below. Capitalized cost also results in an increase to additional paid in capital equal to the fair value of the vested warrants. None of the vested warrants were exercised at December 31, 2020.
	Fair value	Capitalized at December 31, 2020
Milestone (a)	$58,041	$58,041
Milestone (b)	58,041	—
Milestone (c)	58,215	—
	$174,297	$58,041
Private Placement
On October 29, 2020, a number of purchasers (each, a “Subscriber”) purchased from us an aggregate of 50,000,000 shares of Class A common stock (the “PIPE Shares”) for a purchase price of $10.00 per share and an aggregate purchase price of $500 million (the “PIPE Financing”). The PIPE Financing was consummated concurrently with the Closing.
Legacy Fisker Related Agreements
Series A Preferred Stock
Between October 1, 2017 and March 2018, Legacy Fisker sold an aggregate of 163,768 shares (pre-business combination) of its Series A preferred stock at a purchase price of $7.48 per share (prior to the stock split)

representing 1,637,680 shares post stock split to accredited investors for an aggregate purchase price of approximately $2.1 million. Each share of Series A preferred stock was exchanged for such number of shares of Class A common stock at an exchange ratio of 2.7162 in connection with the consummation of the Business Combination, as provided in the Business Combination Agreement.
The following table summarizes issuances of the Series A preferred stock to members of our board of directors and holders of more than 5% of Legacy Fisker’s capital stock.
Name of Stockholder(1)	No. of Shares (Series A)*	Aggregate Purchase Price
Roderick Randall(2)	668,440	$499,993.12
Series Fisker, a separate series of The Randall Group, LLC(2)	568,170	$424,991.16
Nadine I. Watt Jameson Family Trust(3)	135,000	$100,980.00
HF Holdco LLC (4)	334,220	$249,996.56
*	All share numbers are pre-business combination.
(1)	Additional details regarding these stockholders and their equity holdings are described in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”
(2)	Mr. Roderick Randall, a member of the Board, is the Series Manager of Series Fisker, a separate series of The Randall Group, LLC.
(3)	Ms. Nadine Watt, a member of our board of directors, is the Trustee of Nadine I. Watt Jameson Family Trust.
(4)	Mr. Henrik Fisker and Dr. Geeta Gupta — directors and officers of the Company and holders of greater than 5% of the Company’s capital stock — are each a Member of HF Holdco LLC.
Convertible Notes
From July 2019 through July 3, 2020, Legacy Fisker entered into a convertible note purchase agreement pursuant to which it issued $9,546,434.00 and €400,000 in aggregate principal amounts of convertible promissory notes, which are referred to as the convertible notes. The convertible notes accrued interest at a rate of 5% per year.
The following table summarizes the Convertible Notes purchased by members of our board of directors and holders of more than 5% of Legacy Fisker’s capital stock.
Name of Stockholder(1)	Convertible Notes Principal Amount and Interest($)	Shares of Class A Common Stock
Roderick Randall(2)	$106,273,97	5,166
The Randall Group Fisker Series C(2)	$224,098,63	10,894
Henrik Fisker* and Geeta Gupta* and affiliated entities(3)	$255,239,73	12,408
*	Owners of more than 5% of the Company’s capital stock.
(1)	Additional details regarding these stockholders and their equity holdings are described in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”
(2)
Mr. Randall, a member of the Board, is the Managing Director of the Randall Group Fisker Series C. Pursuant to a letter agreement dated July 29 2019, entered into in connection with the Convertible Note Purchase Agreement, Mr. Randall was granted the right to receive a base model Fisker electric SUV.

(3)
Mr. Fisker and Dr. Gupta are each a Member of HF Holdco LLC. On May 29, 2020, the Company entered into the Convertible Note Purchase Agreement with HF Holdco LLC, whereby the Convertible Note was issued to HF Holdco LLC in the principal amount of $250,000, in satisfaction of advances made by Mr. Fisker and Dr. Gupta in connection with the formation of the Company.

Roderick Randall, a member of our board of directors, provides certain services to us pursuant to a consulting agreement entered into with Legacy Fisker dated May 1, 2017. In connection with the consulting agreement, Mr. Randall received an option grant to purchase 159,769 shares (post business combination) of our Class A common stock. Mr. Randall also received an option grant to purchase 67,905 and 13,581 shares (post business combination) of our Class A common stock on June 22, 2020.
Andrew Jameson, the spouse of Ms. Watt, a member of our board of directors, provides services to us pursuant to a consulting agreement entered into with Legacy Fisker dated September 21, 2020. In connection with the consulting agreement, Mr. Jameson received an option grant to purchase 14,939 (post business combination) shares of our Class A common stock on September 21, 2020.

Amended and Restated Investors’ Rights Agreement
In April 2018, Legacy Fisker entered into an amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with certain holders of Legacy Fisker’s capital stock including certain directors, officers and 5% holders of Legacy Fisker’s capital stock. The Investors’ Rights Agreement terminated in accordance with its terms at the Closing.
Other Transactions
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We entered into indemnification agreements with each of our directors and executive officers as of the Closing. The indemnification agreements and our bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.
Executive Compensation
We granted stock options and other equity awards to our executive officers and certain of our directors that provide for change in control benefits.
We also entered into certain severance agreements with some of our executive officers that provide for change in control benefits.
Legal Services
On March 8, 2021, we appointed Mitchell Zuklie to our board of directors. Mr. Zuklie is the chairman of the law firm of Orrick, Herrington & Sutcliff LLP (“Orrick”), which provides various legal services to us. During the years ended December 31, 2020 and 2019, we incurred expenses for legal services rendered by Orrick totaling approximately $5.3 million and $0.2 million, respectively.
We believe that our arrangements with Orrick were on terms no less favorable to us than would have been available from unrelated law firms of similar size and stature.
Limitation on Liability and Indemnification of Directors and Officers
Our Second Amended and Restated Certificate of Incorporation, effective upon the Closing, limits our directors’ liability to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:
•	for any transaction from which the director derives an improper personal benefit;
•	for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	for any unlawful payment of dividends or redemption of shares; or
•	for any breach of a director’s duty of loyalty to the corporation or its stockholders.
If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Delaware law and our amended and restated bylaws, effective upon the Closing, provide that the Company will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, we entered into separate indemnification agreements with our directors and officers. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or any other company or enterprise to which the person provides services at our request.
We have obtained insurance policies pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Review, Approval or Ratification of Transactions with Related Parties
In connection with the Closing, the Board adopted a written related party transactions policy. The policy provides that officers, directors, holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the Company without the prior consent of the audit committee, or other independent members of the Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and Deloitte & Touche LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2020. Our audit committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Submitted by the Audit Committee
Wendy J. Greuel, Chair
Mark E. Hickson
William R. McDermott

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Fisker Inc.
1888 Rosecrans Avenue
Manhattan Beach, California 90266
Attn: Investor Relations
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is also available at https://investors.fiskerinc.com under “SEC Filings” in the “Financials” section of our website.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,
Henrik Fisker
Chairman of the Board of Directors, President and Chief Executive Officer
Manhattan Beach, California
April 26, 2021

FISKER INC.
1888 ROSECRANS AVENUE
MANHATTAN BEACH, CA 90266

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FSR2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D51427-P56664

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FISKER INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Wendy J. Greuel
02) Roderick K. Randall
03) Mitchell S. Zuklie

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

D51428-P56664

FISKER INC.
Annual Meeting of Stockholders
June 8, 2021 8:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Henrik Fisker, Dr. Geeta Gupta and Scott Hodgdon, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of voting stock of Fisker Inc. that the stockholder(s) is/are entitled to vote at the Fisker Inc. Virtual Annual Meeting to be held exclusively online via live webcast at www.virtualshareholdermeeting.com/FSR2021 on June 8, 2021 at 8:00 a.m., Pacific Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side